Navigator Duration Neutral Bond Fund

Class A	NDNAX
Class I	NDNIX
Class C	NDNCX

(a series of Northern Lights Fund Trust)

Supplement dated April 4, 2019
to the Prospectus dated January 28, 2019

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Please be advised, that effective immediately, the fee table and the expense example for the Fund have been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(2)	1.18%	1.93%	0.93%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The operating expenses in the fee table will not correlate to the expense ratio in the Fund’s financial highlights due to the Fund’s change to its fiscal year end.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$491	$736	$1,000	$1,753
C	$196	$606	$1,042	$2,254
I	$95	$296	$515	$1,143

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2019. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.